Exhibit 99.1

Capri Holdings Provides Update on Phased Reopening of Global Stores
London — May 28, 2020 — Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, today provided details on the company’s phased reopening plan for its global store operations.
John Idol, the Company’s Chairman and Chief Executive Officer, said, “As we reopen our stores around the world, we are prioritizing the health and safety of our employees, customers and communities. We are taking a prudent and measured approach to reopening our stores to ensure all necessary precautions are in place while maintaining the exceptional in-store experience our customers expect from our luxury houses. I want to thank our teams around the globe for the hard work and dedication they demonstrate every day. I am incredibly proud of our entire organization as they support each other and their communities during this unprecedented time.”

Mr. Idol continued, “The COVID-19 pandemic has profoundly impacted our lives and our business in ways we could not have anticipated. We have a portfolio of three iconic, founder-led fashion luxury houses that continue to inspire passion and enthusiasm with their customers. As the world emerges from the global shutdown we believe our consumers will once again express themselves through fashion and luxury. We remain confident and optimistic about the long-term opportunities for each of our unique luxury houses.”

The company has begun to resume store operations globally in accordance with local government’s reopening plans while following the health and safety protocols of local authorities and public health organizations. Currently, slightly more than half of the company’s global retail fleet of stores are open.

•Americas: All Versace, Jimmy Choo and Michael Kors stores in the Americas closed in mid-March 2020. Currently, less than 15% of the 455 retail stores in the region are open and we anticipate having the majority open by early July 2020. While we are still early in the reopening process, we are encouraged by the initial response.
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•EMEA: All Versace, Jimmy Choo and Michael Kors locations in EMEA closed in mid-March 2020. Currently, almost 60% of the 318 retail stores in the region are open and we anticipate having the majority open by early July 2020. Sales at reopened stores are approximately 50% of prior year volumes since reopening as compared to the same period last year.

•Asia: In Greater China, the company began closing stores in late January 2020. Today, all of the 288 stores in Greater China are open. In Japan, South Korea and other parts of Southeast Asia, the company began closing stores in February. Currently nearly 70% of the 210 stores in these areas are open. In Mainland China, where stores have been open the longest, volumes began to gradually build, with sales in April and

May approximately flat to last year at Versace and Jimmy Choo, and approximately 80% of prior year levels at Michael Kors for the same period.

•Ecommerce: The company is pleased with the strong online engagement from Versace, Jimmy Choo and Michael Kors loyal customers. Overall, our e-commerce sites are generating strong sales, with Versace and Michael Kors almost double prior year levels in April and May.

To support the health and safety of employees and customers as stores reopen, Capri Holdings has implemented new health and safety procedures. Specific practices will vary by region as informed by local ordinances and public health authorities and include the following:

Protecting Customers:

•Cleaning and Sanitization:
◦Implementing increased cleaning and sanitizing procedures, with special attention paid to high-touch surfaces
◦Operating under modified hours to allow for additional cleaning

•Personal Protection Equipment:
◦Encouraging consumers to wear a face covering while shopping and stores will have masks available for consumers who do not have their own
◦Providing hand sanitizer throughout the store

•Social Distancing:
◦Limiting store capacity to allow for physical distancing
◦Adding distancing markers in queue lines and outside stores as necessary
◦Posting signage encouraging customers to observe social distancing guidelines

Protecting Store Employees:

•Health and Well-being:
◦Training store employees on our health and safety protocols
◦Conducting health screenings and temperature checks for all store employees upon arrival

•Personal Protection Equipment:
◦Providing all store employees with face coverings and gloves
◦Providing hand sanitizer in the store

•Social Distancing:
◦Limiting store capacity to allow for physical distancing
◦Encouraging the use of credit cards and contactless payment at the register

About Capri Holdings Limited
Capri Holdings Limited is a global fashion luxury group, consisting of iconic brands that are industry leaders in design, style and craftsmanship. Its brands cover the full spectrum of fashion luxury categories including women’s and men’s accessories, footwear and ready-to-wear as well as wearable technology, watches, jewelry, eyewear and a full line of fragrance products. The Company’s goal is to continue to extend the global reach of its brands while ensuring that they maintain their independence and exclusive DNA. Capri Holdings Limited is publicly listed on the New York Stock Exchange under the ticker CPRI.

Forward Looking Statements
This press release contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this press release may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. These forward-looking statements are not guarantees of future financial performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. These risks, uncertainties and other factors include the effect of the COVID-19 pandemic and its potential material and significant impact on the Company’s future financial and operational results if retail stores remain closed and the pandemic is prolonged, including that our estimates could materially differ if the severity of the COVID-19 situation worsens, the length and severity of such outbreak across the globe and the pace of recovery following the COVID-19 pandemic, levels of cash flow and future availability of credit, compliance with restrictive covenants under the Company’s credit agreement, the Company’s ability to integrate successfully and to achieve anticipated benefits of any acquisition; the risk of disruptions to the Company’s businesses; the negative effects of events on the market price of the Company’s ordinary shares and its operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Company’s businesses; fluctuations in demand for the Company’s products; levels of indebtedness (including the indebtedness incurred in connection with acquisitions); the timing and scope of future share buybacks, which may be made in open market or privately negotiated transactions, and are subject to market conditions, applicable legal requirements, trading restrictions under the Company’s insider trading policy and other relevant factors, and which share repurchases may be suspended or discontinued at any time, the level of other investing activities and uses of cash; changes in consumer traffic and retail trends; loss of market share and industry competition; fluctuations in the capital markets; fluctuations in interest and exchange rates; the occurrence of unforeseen epidemics and pandemics, disasters or catastrophes; political or economic instability in principal markets; adverse outcomes in litigation; and general, local and global economic, political, business and market conditions, as well as those risks set forth in the reports that the Company files from time to time with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2019 (File No. 001-35368) and Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2019 (File No. 001-35368). Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.
CONTACTS:

Investor Relations: Jennifer Davis Capri Holdings Limited (201) 514-8234 InvestorRelations@capriholdings.com	Media: Francesca Leoni Capri Holdings Limited Press@capriholdings.com